Exhibit 32.2

                           Section 1350 Certification

In connection with the Quarterly Report of DynTek, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) the Report of the Company filed today pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), fully complies with the applicable requirements of Section 13(a) and 15(d) of the Exchange Act; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004                                 /s/ Robert I. Webber
                                                         -----------------------
                                                         Robert I. Webber
                                                         Chief Financial Officer